Exhibit 10.9 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS. Supplemental Agreement No. 5 to Purchase Agreement No. 03776 between The Boeing Company and United Airlines, Inc. Relating to Boeing Model 737-9 Aircraft THIS SUPPLEMENTAL AGREEMENT, entered into as of January 20, 2016, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer); WHEREAS, the parties hereto entered into Purchase Agreement No. 03776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; WHEREAS, Boeing and Customer agree to *** 737-9 aircraft as *** Aircraft to the Purchase Agreement. NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows: 1. Table of Contents and Articles. The “Table of Contents” is deleted in its entirety and replaced with the attached "Table of Contents" (identified by “SA-5”). 2. Letter Agreements. “Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644” is deleted in its entirety and replaced with the attached “Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644” (identified by “SA-5”). The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect. UAL-PA-03776 SA-5 Page 1 BOEING / UNITED AIRLINES, INC. PROPRIETARY �            !    "  # $ # $ "%  & % '( ) *+ , +- .   /! �0 11%$ - & 11 , # ! #  �%    �%     $2%23  �% 4%  %# 2 3%  # % %" 3% %  +"% % %  !2 2 � 2   56789:; < =:9>8? @9AB9:8CD 9:EF GA7GA98>@AH �  � �    �     !!"#$  %  "&'(! )  * +  *, -  !! .,# �   /0/ , .123)345   '4)67�   /8 /9  :  /"&;<,#!;#$ #1#  ==  �67� >  ># !?#,@/,!A$ B# :B>  :B>C1# 8'  8# ,'$$ C1# >>  >9DEEE 'F*  '&F/* 8 ,$ # ��G  � H8I4*4J)33K4F4%J3K)3 EEE# H8I4*4J)33K4F4%J3K)L EEE H8I4*4J)33K4F4%J3K+J ", # B9(D& H8I4*4J)33K4F4%J3K+) A$#  7M=MNOPPQMMRSNPQTT UUUVWXWYZ[   M\H8I4*4J)33K4F4%J3K+K * ,  '$$  H8I4*4J)33K4F4%J3K+3 '*(#!><$, H8I4*4J)33K4F4%J3K+5 '$*#0* &# 9 H8I4*4J)33K4F4%J3K-J '$# H8I4*4J)33K4F4%JLJ-- EEE H8I4*4J)33K4F4%JL%% EEE H8I4*4J)33K4F4%JL%) EEE# H8I4*4J)33K4F4%JL-3 EEE H8I4*4J)33K  .:F>AB8A].>].'  '4-*9 /% Ĝ �_  ̀ a==�b �  � �   �    �� �   !"##$% &'!('") *+,+-./.0120324+0.25+1-615.*7  !"##$% &'!(89$ :; 615.*7  !"##$% &'!('"( 77+/2<.25615.*7  !"##$% &'!(($9 =.-+,.*>???615.*7% !"#()% &'!#($9 #"#*30@A5+32 0B@75<.257  CC � �  � D@EE-.<.251- /*..<.25F3G&  H@2.&#I'!&"D@EE-.<.251- /*..<.25F3G'  H12@1*>&)I'!&8D@EE-.<.251- /*..<.25F3G"  61>'$I'!&8D@EE-.<.251- /*..<.25F3G)  H@2.&'I'!&8D@EE-.<.251- /*..<.25F3G8  H12@1*>'!I'!&$ !"##$  ; J%KLMLF;KF;D  D 8I1/.'34' N �    OCC �P

� �   �    � �  �   !" #$ % & $   '  �   ( '!)(*+,- ./.01 222 345678 ! 9& - 222 :  ( '!)* ;%- <=>0?@AB0CD 222 345678 �     E%F ):%!  G ;!- 222 222�    - H222 :    E% F ):%! G ;!- 222 222+& ! G; %- H222 9;I* !  �   ' G; %- H222 �   :%!  - :    J �  K- H222 E% F L'M J:LK- 222 �   E%   J:M!;' EG:)9:K- H222 E% F L'M JLK- 222 E;# G; %' :N;& JEG:K :%- H222 9! ; %' :N;& J9:K :%- H222 & % & �  - H222 !" #  ;I �   :%! G J�  K �;!  ! !" #(  :%!  :% E%   �)   �   J�% ;)    !" #K- 222 222 222 222 222 222 222 222222 222 222 222 H222 H222 H222 H222 H222O4PQRS 222 2T4UV6QR 7WRVXWYZ U46P[8 QYW 222 35Y85Q6P P4 ?WPWY A\YWWUW6P 65U]WY ̂<_0BA0̀/..a0?A0Cb̀.accdT4PWS O[W W8PVUQPW7 A7XQ6eW BQZUW6P DQ8W BYVeW8 [QXW ]WW6 eQRe5RQPW7 58V6\ Q 222 Q67 222 Q8 f4R4g8S 222 H222222 H222222 H222222 H222 ̂<_0BA0̀/..a h1c110C=dOiO jA0c E  ) ' � !%$ L  &  # BQ\W C